                                                                    EXHIBIT 10.1

                                 THIRD AMENDMENT

          THIRD AMENDMENT, dated as of May 11, 1999 (this "Amendment"), to the
                                                           ---------
Credit Agreement, dated as of November 4, 1997 (as amended by the First Amendment, dated as of July 8, 1998, the Second Amendment, dated as of December 22, 1998 and as may be further amended, supplemented or otherwise modified from time to time, the "Credit Agreement"), among MARINER POST-ACUTE NETWORK, INC.
                   ----------------
(formerly known as Paragon Health Network, Inc.), a Delaware corporation (the "Borrower"), the several banks and other financial institutions or entities from
---------
time to time parties thereto (the "Lenders"), NATIONSBANK, N.A., as
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documentation agent (in such capacity, the "Documentation Agent"), and THE CHASE
                                            -------------------
MANHATTAN BANK, as Administrative Agent (in such capacity, the "Administrative
                                                                --------------
Agent").
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                                 W I T N E S S E T H:
                                 -------------------


          WHEREAS, pursuant to the Credit Agreement, the Lenders have agreed to make, and have made, certain loans and other extensions of credit to the Borrower;

          WHEREAS, the Borrower has requested, and, upon this Amendment becoming effective, the Lenders have agreed, that certain provisions of the Credit Agreement be amended and waived in the manner provided for in this Amendment; and

          WHEREAS, Chase Securities Inc. has agreed to act as the lead arranger and book manager in arranging the consents necessary for the effectiveness of this Amendment;

          NOW, THEREFORE, the parties hereto hereby agree as follows:

          1.  Defined Terms.  (a)  General.  Terms defined in the Credit
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Agreement and used herein shall, unless otherwise indicated, have the meanings given to them in the Credit Agreement. Terms defined and used in this Amendment shall have the meanings given to them in this Amendment.

          (b)  Amendment of Definitions.
               ------------------------

          (i) The definition of the term "Applicable Margin" contained in
Section 1.1 of the Credit Agreement is hereby amended by (A) deleting the percentages "2.25%" and "3.25%" set forth opposite "Tranche B Term Loans" and substituting in lieu thereof the percentages "2.75%" and "3.75%", respectively and (B) deleting the percentages "2.50%" and "3.50%" set forth opposite "Tranche C Term Loans" and substituting in lieu thereof the percentages "3.00%" and "4.00%", respectively.

          (ii)  The definition of the term "Excess Cash Flow" contained in
Section 1.1 of the Credit Agreement is hereby amended by (x) deleting from clause (b)(ii) thereof the words: "and
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                                                                               2


any such expenditures financed with the proceeds of any Reinvestment Deferred Amount" and (y) deleting from clause (b)(iii) thereof the words: "and any such Acquisitions financed with the proceeds of any Reinvestment Deferred Amount".

          (c) Addition of Definitions.  The following defined terms are hereby
              -----------------------
added to Section 1.1 of the Credit Agreement in appropriate alphabetical order:

          "'Third Amendment':  the Third Amendment, dated as of May 11, 1999, to
            ---------------
     this Agreement.

          'Third Amendment Effective Date':  the date the conditions to
           ------------------------------
     effectiveness of the Third Amendment shall have been satisfied."

          2.  Amendment to Section 2.11(b).  Section 2.11(b) of the Credit
              ----------------------------
Agreement is hereby amended by deleting such section in its entirety and substituting in lieu thereof the following new Section 2.11(b):

               "(b) Unless the Required Prepayment Lenders shall otherwise agree, if on any date the Borrower or any of its Subsidiaries shall receive Net Cash Proceeds from any Asset Sale or Recovery Event then 75% of such Net Cash Proceeds shall be applied on such date toward the prepayment of the Term Loans; provided, that the foregoing percentage shall be increased
                     --------
     to 100% to the extent of the cumulative amount of Net Cash Proceeds of all such Asset Sales and Recovery Events in excess of $200,000,000 received after the Third Amendment Effective Date; provided, further, that
                                               --------
     notwithstanding the foregoing, the Borrower shall be entitled to retain the first $10,000,000 in the aggregate of Net Cash Proceeds received with respect to Asset Sales made on or after the Third Amendment Effective Date."

          3.  Waiver of Section 7.1.  The Required Lenders hereby waive
              ---------------------
compliance by the Borrower with each of the financial condition covenants contained in Section 7.1 of the Credit Agreement for the Reference Period ending March 31, 1999.

          4.  Amendment to Section 7.5(e).  Section 7.5(e) of the Credit
              ---------------------------
Agreement is hereby amended by deleting the amount "$50,000,000" in the fifth line and substituting in lieu thereof the amount "$25,000,000".

          5.  Amendment to Section 7.5(f).  Section 7.5(f) of the Credit
              ---------------------------
Agreement is hereby amended by deleting such section in its entirety and substituting in lieu thereof the following new Section 7.5(f):

               "(f) (i) any sales of assets made prior to the Third Amendment Effective Date in compliance with this Agreement, (ii) the sale of any of the assets disclosed on the "Divestiture Update" page of the information presented at the Lender meeting held with
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                                                                               3

     the Borrower on May 3, 1999 and attached as Schedule I to the Third Amendment, so long as the Net Cash Proceeds received by the Borrower in connection with any such asset sale in this clause (ii) shall be at least equal to 90% of the minimum range price with respect to such asset as disclosed on such "Divestiture Update" page and (iii) with the approval of the Administrative Agent, the sale of any individual asset or related assets with a fair market value of less than or equal to $15,000,000."

          6.  Amendment to Section 7.7.  Section 7.7 of the Credit Agreement is
              ------------------------
hereby amended by deleting such section in its entirety and substituting in lieu thereof the following new Section 7.7:

               "7.7  Limitation on Capital Expenditures.  Make or commit to make
                     ----------------------------------
     (by way of the acquisition of securities of a Person or otherwise) any Capital Expenditures (Discretionary), except Capital Expenditures (Discretionary) of the Borrower and its Subsidiaries made on or prior to March 31, 1999."

          7.  Amendment to Section 7.8(f).  Section 7.8(f) of the Credit
              ---------------------------
Agreement is hereby amended by deleting such section in its entirety and substituting in lieu thereof the following new Section 7.8(f):

               "(f) [INTENTIONALLY OMITTED];"

          8.  Amendment to Section 7.8(h).  Section 7.8(h) of the Credit
              ---------------------------
Agreement is hereby amended by deleting such section in its entirety and substituting in lieu thereof the following new Section 7.8(h):

               "(h) [INTENTIONALLY OMITTED];"

          9.  Amendment to Section 7.8(k).  Section 7.8(k) of the Credit
              ---------------------------
Agreement is hereby amended by deleting such section in its entirety and substituting in lieu thereof the following new Section 7.8(k):

               "(k) investments by the Borrower in or for the account of Mariner not to exceed during the term of this Agreement the sum of (x) the amount all such investments on or prior to March 31, 1999 and (y) $5,000,000; and"

          10.  Amendment to Section 7.8(l).  Section 7.8(l) of the Credit
               ---------------------------
Agreement is hereby amended by deleting such section in its entirety and substituting in lieu thereof the following new Section 7.8(l):

               "(l) in addition to investments otherwise expressly permitted by this Section 7.8, investments by the Borrower or any of its Subsidiaries in an aggregate amount (valued at cost) not to exceed during the term of this Agreement the sum of (x)
     the amount all such investments on March 31, 1999 and (y) $5,000,000; provided, that in no event shall such sum exceed $20,000,000 at any one
     --------
     time outstanding."

          11.  Amendment to Section 7.9.  Section 7.9 of the Credit Agreement is
               ------------------------
hereby amended by (a) deleting the word "or" the second time it appears in the tenth line and substituting in lieu thereof a comma and (b) adding at the end thereof and prior to the period the following:

     "or (d) amend, supplement, modify, extend or terminate (prior to the completion of its stated duration) any financial contract (other than with respect to Indebtedness) which action would result in the payment of any financial obligation by the Borrower or any of its Subsidiaries outside of the ordinary course of business, or advance any payment obligations under, or make any any optional payment or provide any security with respect to, any such financial contract"

          12.  Replacement of Pricing Grid.  Annex A to the Credit Agreement is
               ---------------------------
hereby amended by deleting such Annex A in its entirety and substituting in lieu thereof the Pricing Grid attached as Annex A hereto.

          13.  Monthly Reporting.  The Borrower agrees to provide to the
               -----------------
Administrative Agent and the Lenders on a monthly basis information concerning certain financial and operational matters of the Borrower in a form reasonably acceptable to the Administrative Agent.

          14.  Fees.  In consideration of the agreement of the Lenders to
               ----
consent to the amendments and waivers contained herein, the Borrower agrees to pay to each Lender which so consents on or prior to May 11, 1999, an amendment fee in an amount equal to 0.15% of the amount of such Lender's Commitment, payable on the date hereof in immediately available funds.

          15.  Conditions to Effectiveness.  The amendments and waivers provided
               ---------------------------
for herein shall become effective on the date the Administrative Agent shall have received counterparts of this Amendment duly executed and delivered by the Borrower and the Required Lenders and the waivers described in paragraph 3 of this Amendment shall be deemed to be effective as of March 31, 1999. The execution and delivery of this Amendment by any Lender shall be binding upon each of its successors and assigns (including Transferees of its commitments and Loans in whole or in part prior to effectiveness hereof) and binding in respect of all of its Commitments and Loans, including any acquired subsequent to its execution and delivery hereof and prior to the effectiveness hereof.

          16.  Representations and Warranties.  The Borrower as of the date
               ------------------------------
hereof and after giving effect to the amendments and waivers contained herein, hereby confirms, reaffirms and restates that representations and warranties made by it in Section 4 of the Credit Agreement;
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                                                                               5

provided, that each reference to the Credit Agreement therein shall be deemed to
--------
be a reference to the Credit Agreement after giving effect to this Amendment.

          17.  Payment of Expenses.  The Borrower agrees to pay or reimburse the
               -------------------
Administrative Agent for all of its out-of-pocket costs and expenses incurred in connection with the Amendment, any other documents prepared in connection herewith and the transactions contemplated hereby, including, without limitation, the reasonable fees and disbursements of counsel to the Administrative Agent.

          18.  Reference to and Effect on the Loan Documents; Limited Effect.
               -------------------------------------------------------------
On and after the date hereof and the satisfaction of the conditions contained in paragraph 15 of this Amendment, each reference in the Credit Agreement to "this Agreement", "hereunder", "hereof" or words of like import referring to the Credit Agreement, and each reference in the other Loan Documents to "the Credit Agreement", "thereunder", "thereof" or words of like import referring to the Credit Agreement, shall mean and be a reference to the Credit Agreement as amended hereby. The execution, delivery and effectiveness of this Amendment shall not, except as expressly provided herein, operate as a waiver of any right, power or remedy of any Lender or any Agent under any of the Loan Documents, nor constitute a waiver of any provisions of any of the Loan Documents. Except as expressly amended or waived herein, all of the provisions and covenants of the Credit Agreement and the other Loan Documents are and shall continue to remain in full force and effect in accordance with the terms thereof and are hereby in all respects ratified and confirmed.

          19.  Counterparts.  This Amendment may be executed by one or more of
               ------------
the parties hereto in any number of separate counterparts (which may include counterparts delivered by facsimile transmission) and all of said counterparts taken together shall be deemed to constitute one and the same instrument. Any executed counterpart delivered by facsimile transmission shall be effective as for all purposes hereof.

          20.  GOVERNING LAW.  THIS AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF
               -------------
THE PARTIES HERETO SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.
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                                                                               6



                           [SIGNATURE PAGES OMITTED]

                                                                         Annex A
                                                                         -------

           PRICING GRID FOR REVOLVING CREDIT LOANS, SWING LINE LOANS
                   TRANCHE A TERM LOANS AND COMMITMENT FEES


Consolidated Leverage Ratio            Applicable Margin     Applicable Margin for   Commitment
                                       for ABR Loans         Eurodollar Loans        Fee Rate
===========================================================================================================
greater than or equal to 5.25 to 1.0         1.75%                 3.25%                    .50%
----------------------------------------------------------------------------------------------------------
less than 5.25 to 1.0 and
greater than or equal to 4.75 to 1.0         1.50%                 3.00%                    .50%
----------------------------------------------------------------------------------------------------------
less than 4.75 to 1.0 and
greater than or equal to 4.25 to 1.0         1.25%                 2.75%                    .40%
----------------------------------------------------------------------------------------------------------
less than 4.25 to 1.0 and
greater than or equal to 3.75 to 1.0         1.00%                 2.50%                    .375%
----------------------------------------------------------------------------------------------------------
less than  3.75 to 1.0                        .75%                 2.25%                    .30%
==========================================================================================================


Changes in the Applicable Margin with respect to Revolving Credit Loans, Tranche A Term Loans or in the Commitment Fee Rate resulting from changes in the Consolidated Leverage Ratio shall become effective on the date (the "Adjustment
                                                                     ----------
Date") on which financial statements are delivered to the Lenders pursuant to
----
Section 6.1 (but in any event not later than the 45th day after the end of each of the first three quarterly periods of each fiscal year or the 90th day after the end of each fiscal year, as the case may be) and shall remain in effect until the next change to be effected pursuant to this paragraph. If any financial statements referred to above are not delivered within the time periods specified above, then, until such financial statements are delivered, the Consolidated Leverage Ratio as at the end of the fiscal period that would have been covered thereby shall for the purposes hereunder be deemed to be greater than or equal to 5.25 to 1.0. In addition, at all times while an Event of Default shall have occurred and be continuing, the Consolidated Leverage Ratio shall for the purposes hereunder be deemed to be greater than or equal to 5.25 to 1.0. Each determination of the Consolidated Leverage Ratio hereunder shall be made with respect to the period of four consecutive fiscal quarters of the Borrower ending at the end of the period covered by the relevant financial statements.